                                                                   EXHIBIT 23.4



                                HOGAN & SLOVACEK
                           A Professional Corporation
                          Certified Public Accountants

                                 Harvey Parkway
                            301 N.W. 63rd, Suite 290
                            Oklahoma City, OK 73116
                    Office (405) 848-2020 Fax (405) 848-7359




                         INDEPENDENT AUDITOR'S CONSENT





     We consent to the use in this Amendment on Form F-1 to the Form S-4 Registration Statement of Dransfield China Paper Corporation of our report dated December 13, 1996, appearing in the Prospectus, which is part of this Registration Statement.


                                            /s/ HOGAN & SLOVACEK




Oklahoma City, Oklahoma
June 6, 1997